American Beacon Zebra Global Equity Fund
American Beacon Zebra Small Cap Equity Fund
American Beacon SiM High Yield Opportunities Fund
American Beacon The London Company Income Equity Fund

Supplement dated June 29, 2015
to the
Statement of Additional Information dated December 29, 2014
The information below supplements the Statement of Additional Information dated December 29, 2014 and is in addition to any other supplement(s):

In the "Portfolio Securities Transactions" section, the table showing the brokerage commissions paid by the Funds for the fiscal years ended August 31, 2012, 2013, and 2014 is deleted and replaced with the following:

Fund	2012	2013	2014
Zebra Global Equity	$20,007	$28,387	$7,439
Zebra Small Cap Equity	$25,945	$20,422	$34,241
SiM High Yield Opportunities	$4,977	$2,435	$21,424
The London Company Income Equity Fund	$10,365	$47,445	$132,260

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